Exhibit 1

PRUDENTIAL PLC

[Debt Securities]

[Preference Shares]

Underwriting Agreement

[Date]

[Names of Representative(s)]

Ladies and Gentlemen:

From time to time Prudential plc, a public limited company organized under the laws of England and Wales (the “Company”), proposes to enter into one or more Pricing Agreements (each a “Pricing Agreement”) in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the “Underwriters” with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the “Debt Securities”) and/or American Depositary Shares (“ADSs”), each ADS representing one of the Company’s U.S. Dollar-denominated preference shares nominal value at $0.01 each (the “Preference Shares” and, together with the Debt Securities, the “Securities”) in each case as specified in Schedule II to such Pricing Agreement. The Debt Securities and the Preference Shares relating to any particular Pricing Agreement are referred to herein as the “Designated Debt Securities” and the “Designated Shares”, respectively, and collectively as the “Designated Securities”.

The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto. The Designated Debt Securities will be issued in or pursuant to either a senior debt indenture (“Senior Debt Indenture”) or a subordinated debt indenture (“Subordinated Debt Indenture” and, together with the Senior Debt Indenture, the “Indentures”). The term “Indenture” when used herein, refers to the relevant indenture identified in the related Pricing Agreement.

The Company will deposit on behalf of the Representatives (as defined below) all or any portion of the Preference Shares to be purchased by them hereunder pursuant to the Deposit Agreement, dated as of August 6, 2004 and as amended from time to time (the “Deposit Agreement”), among the Company, Citibank, N.A., as depositary (the “Depositary”), and all holders and beneficial owners of the ADSs evidenced by American Depositary Receipts (the “ADRs”) issued thereunder. Upon deposit of any Preference Shares, the Depositary will issue the ADSs representing the Preference Shares so deposited. Each ADS will represent one Preference Share and each ADR may represent any number of ADSs.

1. Sale and Purchase: Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom the firms designated as representatives of the Underwriters of such Designated Securities in the Pricing Agreement relating thereto will act as representatives (the “Representatives”). The term “Representatives” also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. Upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Company agrees to sell to the respective Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company such amount of Designated Securities as shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount, liquidation preference, or number of such Designated Securities, as applicable, to be sold, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such

Designated Securities, the combined sales, management and underwriting commission, if any, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount, liquidation preference or number of such Designated Securities, as applicable, to be purchased by each Underwriter, and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of the Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of facsimile communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under each Pricing Agreement shall be several and not joint. The time and date of the execution of the Pricing Agreement entered into in connection with the offering of any Designated Securities is hereinafter referred to as the “Execution Time”.

Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus and any Preliminary Prospectus Supplement, Final Prospectus Supplement or Final Term Sheet, each as hereinafter defined.

Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon notice to the Company at least forty-eight hours prior to the Time of Delivery (as defined below), shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter against payment by such Underwriter or on its behalf of the net proceeds of such Designated Securities set forth in the Pricing Agreement, all in the manner and at the place, time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the “Time of Delivery” for such Designated Securities.

In addition, the Company may grant to the several Underwriters in a Pricing Agreement the option to purchase, upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, severally and not jointly, from the Company, ratably in accordance with the aggregate principal amount, liquidation preference, or number of Designated Securities, as applicable, to be purchased by each of them, all or a portion of an additional amount of Designated Securities (the “Additional Designated Securities”) as may be necessary to cover over-allotments made in connection with the offering of the Designated Securities, in such amount, at such purchase price and during such period and on such other terms as shall be set forth in the Pricing Agreement. If granted, this option may be exercised by the Representatives on behalf of the several Underwriters at any time (but not more than once) on or before the thirtieth day following the date of the Pricing Agreement, by written notice to the Company. Such notice shall set forth the aggregate principal amount, liquidation preference, or number of Additional Designated Securities, as applicable, as to which the option is being exercised, and the date and time when the Additional Designated Securities are to be delivered (such date and time being herein referred to as the additional Time of Delivery); provided, however, that the additional Time of Delivery shall not be earlier than the Time of Delivery (as defined above) nor earlier than the second business day after the date on which the option shall have been exercised not later than the tenth business day after the date on which the option shall have been exercised. (As used in this Agreement and in any Pricing Agreement, unless otherwise specified therein, “business day” shall mean a day on which the New York Stock Exchange and the London Stock Exchange are open for trading.) The principal amount, liquidation preference, or number of Additional Designated Securities, as applicable, to be sold to each Underwriter shall be equal to that principal amount, liquidation preference, or number of Additional Designated Securities, as applicable, which bears the same proportion to the aggregate principal amount, liquidation preference, or number of Additional Designated Securities, as applicable, being purchased as the principal amount, liquidation preference, or number of Designated Securities purchased by each such Underwriter, as set forth in the Pricing Agreement, bears to the aggregate principal amount, liquidation preference, or number of Designated Securities purchased (subject, in each case, to such adjustment as the Representatives may determine to eliminate Additional Designated Securities not in multiples of $1,000).

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form F-3 (No. 333-[            ]) and related base prospectus for the registration of the Securities in accordance with the provisions of the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (the “1933 Act”). In addition, the Company has prepared and filed with the Commission a registration statement on Form F-6 (No. 333-117706) and a related prospectus for the registration under the 1933 Act of the ADSs.

Any reference herein to the Registration Statement, the Prospectus, any Preliminary Prospectus Supplement or the Final Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 6 of Form F-3, which were filed under the 1934 Act on or before the Effective Date of such Registration Statement or the issue date of such Prospectus, Preliminary Prospectus Supplement or Final Prospectus Supplement, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Prospectus, any Preliminary Prospectus Supplement or the Final Prospectus Supplement shall be deemed to refer to and include the filing of any document under the 1934 Act after the Effective Date of such Registration Statement or the issue date of such Prospectus, Preliminary Prospectus Supplement or Final Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference.

The terms that follow, when used in this Agreement, shall have the meanings indicated:

“1934 Act” shall mean the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“1939 Act” shall mean the U.S. Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Disclosure Package” shall mean (i) the Prospectus, as amended and supplemented, (ii) the Preliminary Prospectus Supplement, if any, used most recently prior to the Execution Time, (iii) the Issuer Free Writing Prospectuses, if any, identified in Schedule III to the relevant Pricing Agreement, (iv) the Final Term Sheet, and (v) any other Free Writing Prospectus that the parties hereto expressly agree in writing to treat as part of the Disclosure Package.

“Effective Date” shall mean each date and time that the Registration Statement and any post-effective amendment or amendments thereto became or become effective.

“Final Prospectus Supplement” shall mean the prospectus supplement relating to the Designated Securities that was first filed pursuant to Rule 424(b) under the 1933 Act after the Execution Time, together with the Prospectus.

“Final Term Sheet” shall mean a final term sheet that is prepared by the Company and filed with the Commission pursuant to Section 3(j) hereof containing solely a description of the Designated Securities, in a form approved by the Representatives.

“Free Writing Prospectus” shall mean a free writing prospectus, as defined in Section 405 of the 1933 Act.

“Initial Sale Time” shall have the meaning ascribed to it in Schedule II to the relevant Pricing Agreement.

“Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433 under the 1933 Act.

“Preliminary Prospectus Supplement” shall mean any preliminary prospectus supplement to the Prospectus which describes the Designated Securities and the offering thereof and is used prior to filing of the Final Prospectus Supplement, together with the Prospectus.

“Prospectus” shall mean the prospectus contained in the Registration Statement at the Execution Time.

“Registration Statement” shall mean the registration statement for the registration of the Securities referred to above, including exhibits and financial statements and any prospectus supplement relating to the Designated Securities that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B, as amended at each Effective Date and, in the event any post-effective amendment thereto shall have been filed, shall mean such registration statement as so amended.

The registration statement on Form F-6 for the registration of the ADSs evidenced by ADRs, as it was declared effective by the Commission, and the prospectus included therein are hereinafter called the “ADR Registration Statement” and the “ADR Prospectus”, respectively.

2. Representations and Warranties of the Company: The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the 1933 Act) made any offer relating to the Designated Securities in reliance on the exemption of Rule 163 under the 1933 Act, and (iv) at the Execution Time, the Company was and is a “well-known seasoned issuer” as defined in Rule 405 under the 1933 Act; and (v) at the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the 1933 Act) of the Designated Securities and (vi) as of the Execution Time (with such date being used as the determination date for purposes of this clause (vi)), the Company was not and is not an “Ineligible Issuer” (as defined in Rule 405 under the 1933 Act), without taking account of any determination by the Commission pursuant to Rule 405 under the 1933 Act that it is not necessary that the Company be considered an “Ineligible Issuer”. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405 under the 1933 Act. The Company agrees to pay the required SEC filing fees relating to the Securities within the time required by Rule 456(b)(1) under the 1933 Act, without regard to the proviso therein, and otherwise in accordance with Rules 456(b) and 457(r) under the 1933 Act.

(b) The Registration Statement, at the Execution Time, had become effective and meets the requirements set forth in Rule 415(a)(1)(x) under the 1933 Act; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

(c) On the Effective Date, the Registration Statement did, and when the Final Prospectus Supplement is first filed in accordance with Rule 424(b) under the 1933 Act and at the Time of Delivery, the Final Prospectus Supplement (and any supplement thereto) will, comply in all material respects with the applicable requirements of the 1933 Act, the 1934 Act and the 1939 Act and the respective rules and regulations thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and at the Time of Delivery, any applicable Indenture did or will comply in all material respects with the applicable requirements of the 1939 Act and the rules thereunder; and, on the Effective Date, on the date of any filing pursuant to Rule 424(b) under the 1933 Act and at the Time of Delivery, the Final Prospectus Supplement (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectus Supplement (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement, the Prospectus, any Preliminary Prospectus Supplement or the Final Prospectus Supplement (or any supplement thereto), it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8 hereof.

(d) As of the Initial Sale Time, the Disclosure Package does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8 hereof.

(e) Neither any Issuer Free Writing Prospectus nor the Final Term Sheet includes any information that conflicts with the information contained in the Registration Statement, including any document incorporated by reference therein or deemed to be a part thereof (including pursuant to Rule 430B under the 1933 Act) that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus, the Final Term Sheet, the Prospectus, any Preliminary Prospectus Supplement or the Final Prospectus Supplement based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8 hereof.

(f) If the Designated Securities include Preference Shares or the Designated Securities are convertible or exchangeable into Preference Shares, (i) the ADR Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the ADR Registration Statement and the ADR Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the 1933 Act and the applicable rules and regulations of the Commission thereunder, (iii) the ADR Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (iv) any statutes, regulations, contracts or other documents that are required to be described in the ADR Registration Statement or the ADR Prospectus or to be filed as exhibits to the ADR Registration Statement have been so described or filed; provided, however, that the representations and warranties set forth in clauses (i) through (iv) of this paragraph do not apply to statements or omissions in the ADR Registration Statement or the ADR Prospectus based upon and in conformity with information furnished to the Company in writing by or on behalf of any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8 hereof.

(g) If the Designated Securities include Preference Shares or the Designated Securities are convertible or exchangeable into Preference Shares, no stop order suspending the effectiveness of the ADR Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

(h) KPMG LLP (or its affiliates) whose reports on the consolidated financial statements of the Company and its subsidiaries are filed with the Commission as part of the Registration Statement and Prospectus, are an independent registered public accounting firm as within the meaning of Rule 2-01 of Regulation S-X; the audited financial statements included in the Registration Statement and the Disclosure Package present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of operations and changes in financial position of the Company and its subsidiaries for the periods specified; such financial statements have been prepared in conformity with international financial reporting standards applied on a consistent basis during the periods involved (except as otherwise noted therein).

(i) Subsequent to the respective dates as of which information is given in the Disclosure Package and the Final Prospectus Supplement (and other than as disclosed in the Disclosure Package and the Final Prospectus Supplement), there has not been any material adverse change, or any development which is likely to cause a material adverse change, in the condition (financial or otherwise), business, properties, assets or results of operations of the Company and its subsidiaries taken as a whole (a “Material Adverse Change”).

(j) The Company has been duly incorporated, is validly existing as a public limited company under the laws of England and Wales, has the corporate power and authority to own its property and to conduct its business as described in the Disclosure Package and the Final Prospectus Supplement and is duly qualified to transact business as a foreign corporation in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified would not result in a Material Adverse Change. The Company has no significant subsidiaries (as defined in Rule 405 under the 1933 Act) other than [Jackson National Life Insurance Company, M&G Investment Management Limited, Prudential Annuities Limited, The Prudential Assurance Company Limited, Prudential Assurance Company Singapore (Pte) Limited, Prudential Retirement Income Limited and PT Prudential Life Assurance]1 (collectively, the “Significant Subsidiaries”); the Company owns directly or indirectly 100% of the voting rights of each of the Significant Subsidiaries except for PT Prudential Life Assurance where the Company has 94.6% of the voting rights attaching to the aggregate of the shares across the types of capital in issue.

(k) Each Significant Subsidiary of the Company has been duly incorporated, is validly existing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Disclosure Package and the Final Prospectus Supplement and is duly qualified to transact business as a foreign corporation in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified would not result in a Material Adverse Change; and the Company and each of its Significant Subsidiaries are in compliance with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions, except to the extent the failure to be so compliant would not result in a Material Adverse Change; all of the issued shares of share capital of each Significant Subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and, to the extent set out in Section 2(j) above, are owned by the Company subject to no material security interest, other encumbrance or adverse claims, except to the extent that any material security interest, encumbrance or adverse claim would not result in a Material Adverse Change.

(l) The Company has the requisite corporate power and authority to execute this Agreement and the relevant Pricing Agreement and had the requisite corporate power and authority to execute the Deposit Agreement, if applicable, and any applicable Indenture when the same were executed, and this Agreement and the relevant Pricing Agreement, the Deposit Agreement, if applicable, and any applicable Indenture have been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery of any such agreement by the other parties thereto, each such agreement constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(m) The Designated Debt Securities have been duly authorized by the Company and, when executed, authenticated, issued and delivered against payment therefor as contemplated hereby and by the relevant Pricing Agreement and the applicable Indenture, will have been duly executed, authenticated, issued and

[1]	To be updated if needed at the time of the Underwriting Agreement.

delivered and will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their terms and the terms of the applicable Indenture, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and general equity principles.

(n) Upon issuance by the Depositary of ADSs evidenced by ADRs against deposit of Designated Shares in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and persons in whose names the ADRs are registered will be entitled to the rights specified in the ADRs and in the Deposit Agreement.

(o) The Deposit Agreement, if applicable, any applicable Indenture, the Designated Securities and ADSs evidencing the ADRs, if applicable, conform in all material respects to the descriptions thereof contained in the ADR Registration Statement, if applicable, the Disclosure Package and the Final Prospectus Supplement.

(p) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Pricing Agreement and the Deposit Agreement, if applicable will not contravene any provision of applicable law or the memorandum and articles of association of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, except where such contravention would not result in a Material Adverse Change, and no approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Designated Securities or the consummation by the Company of the transactions contemplated hereby other than any necessary qualification under the securities or Blue Sky laws of the various jurisdictions in which the Designated Securities are being offered by the Underwriters, any necessary approvals from the Financial Industry Regulatory Authority (“FINRA”), or any other necessary approvals which have already been obtained.

(q) Other than as disclosed in the Registration Statement, the Disclosure Package or in the Final Prospectus Supplement, neither the Company nor any of the Significant Subsidiaries is in breach of its respective charter or by-laws, or in default in any respect (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under) in the due performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of the Significant Subsidiaries is a party or by which any of them or any of their properties is bound, except where such breach or default would not result in a Material Adverse Change; and the execution, delivery and performance of this Agreement, the Deposit Agreement, if applicable, and any applicable Indenture and the issuance of the Designated Securities and consummation of the transactions contemplated hereby and thereby will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would result in any breach of, or constitute a default under), any provisions of any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of the Significant Subsidiaries is a party or by which it or any of them or their respective properties may be bound or affected or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Significant Subsidiaries, except where such conflict, breach or default would not result in a Material Adverse Change.

(r) There are no legal or governmental proceedings or investigations pending or threatened to which the Company or any of its subsidiaries or any of their respective officers is a party or to which any of their properties is subject which could result in a judgment, decree or order resulting in a Material Adverse Change, except as disclosed in the Registration Statement, the Disclosure Package or the Final Prospectus Supplement, or prevent consummation of the transactions contemplated hereby, or that are required to be described in the Registration Statement, Disclosure Package or the Final Prospectus Supplement and are not

so described or any statutes, regulations, contracts, leases or other documents that are required to be described in the Registration Statement, the Disclosure Package or the Final Prospectus Supplement, or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(s) The Company is not and, after giving effect to the offering and sale of the Designated Securities and the application of the proceeds thereof as described in the Disclosure Package or the Final Prospectus Supplement, will not be required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(t) The Company believes that it is not and, after giving effect to the sale of the Designated Securities and the application of the proceeds thereof as described in the Disclosure Package or the Final Prospectus Supplement, will not be a “passive foreign investment company”, a “foreign personal holding company” or a “foreign investment company”, each within the meaning of the U.S. Internal Revenue Code of 1986, as amended.

(u) Other than as disclosed in the Registration Statement, the Disclosure Package, or the Final Prospectus Supplement, each of the Company and its subsidiaries that is required to be organized or licensed as an insurance company in its jurisdiction of incorporation (an “Insurance Subsidiary”) is duly organized and licensed as an insurance company in its respective jurisdiction of incorporation and is duly licensed or authorized as an insurer in each other jurisdiction where it is required to be so licensed or authorized to conduct its business, in each case with such exception as would not result in a Material Adverse Change; except as otherwise described in the Registration Statement, the Disclosure Package or the Final Prospectus Supplement, each of the Company and the Insurance Subsidiaries has all other approvals, orders, consents, authorizations, licenses, certificates, permits, registrations and qualifications (collectively, the “Approvals”) of and from all insurance regulatory authorities to conduct its business, in each case with such exception as would not result in a Material Adverse Change; there is no pending or, to the knowledge of the Company, threatened, suit, proceeding or investigation that could reasonably be expected to lead to the revocation, termination or suspension of any such Approval, except where such revocation, termination or suspension would not result in a Material Adverse Change; and, to the knowledge of the Company, no insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting the payment of dividends by any Insurance Subsidiary to its parent, except where such impairment, restriction or prohibition would not result in a Material Adverse Change.

(v) Other than as disclosed in the Registration Statement, the Disclosure Package or the Final Prospectus Supplement, and to the Company’s knowledge and belief after reasonable inquiry, each of the Company and the Insurance Subsidiaries is in compliance with and conducts its business in conformity with all applicable insurance laws and regulations of its respective jurisdiction of incorporation and the insurance laws and regulations of other jurisdictions which are applicable to it, in each case with such exceptions as would not result in a Material Adverse Change.

(w) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management’s general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with international financial reporting standards and to maintain asset accountability; (3) access to assets is permitted only in accordance with management’s general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(x) In relation to the Designated Securities:

(i) other than as described in the Final Prospectus Supplement, if applicable, or the Disclosure Package, the Company believes, having taken appropriate advice, that under current law and published practice no U.K. capital gains, income, or other similar U.K. taxes will be payable by the Underwriters in the United Kingdom in respect of the offering, issuance and delivery by the Company of the Designated Securities to or for the respective accounts of the Underwriters pursuant to this Agreement, the Deposit Agreement, if applicable, and the relevant Pricing Agreement, except for any liability to U.K. corporation tax, income tax or capital gains tax of persons who are resident in the United Kingdom for taxation purposes or who are acting in the course of a trade, profession or vocation carried on in the United Kingdom or who carry on a trade in the United Kingdom through a permanent establishment, branch or agency where the Designated Securities are used in or for the purposes of the trade or used, held or acquired to be used or held for the purposes of the permanent establishment, branch or agency;

(ii) other than as described in the Final Prospectus Supplement, if applicable, or the Disclosure Package, the Company believes, having taken appropriate advice that the Underwriters will not incur any obligation to pay any U.K. registration, capital, issue, stamp, documentary, transfer or similar duty or charge of the United Kingdom in respect of any of the acts or transactions involved in the offering, issue or delivery by the Company of the Designated Securities to or for the respective accounts of the Underwriters pursuant to this Agreement, the Deposit Agreement, if applicable, and the Pricing Agreement; [and]

[(iii) [if applicable] other than as described in the Final Prospectus Supplement, if applicable, or the Disclosure Package, the Company believes, having taken appropriate advice, that under current U.K. law and published practice the payment of interest (including any Deferred Interest, as defined in the terms and conditions of the Designated Debt Securities) in respect of the Designated Debt Securities issued under the Subordinated Indenture should not be treated as a “distribution” within the meaning of Section 1000 of the Corporation Tax Act 2010 of the United Kingdom (as amended); and]

(iv) the Preference Shares, if any, to be represented by the ADSs, when allotted and issued either directly or upon conversion or exchange of the Designated Securities in accordance with the terms thereof, (a) will be validly issued in accordance with the requirements of the Companies Act 2006 of Great Britain and the Company’s Memorandum and Articles of Association and will be fully paid and not subject to further call or contribution; (b) no holder thereof will be subject to any personal liability to the Company or to creditors of the Company by reason of being such a holder; (c) will not be subject to preemptive rights; and (d) upon the issuance of the ADRs pursuant to the Deposit Agreement, (I) the holders of such ADRs will acquire good, marketable and valid title to such ADRs and (II) such ADRs and the underlying Preference Shares will be free and clear of all pledges, liens, security interests, charges, claims or encumbrances of any kind.

(y) To the extent that the Company intends to include any particular Designated Debt Securities within its capital resources, it has notified the Prudential Regulatory Authority (“PRA”) of such intention, and the PRA has not informed the Company that they have any objection to those Designated Debt Securities, when issued, being included in the Company’s capital resources as tier one capital or tier two capital, as the case may be (for these purposes, “capital resources,” “tier one capital” and “tier two capital” shall have the meaning given to those terms in the PRA’s General Prudential Sourcebook).

3. Certain Covenants of the Company: The Company agrees with each of the Underwriters of any Designated Securities:

(a) To furnish such information as may be required and otherwise to cooperate in qualifying the Securities for offering and sale under the securities or Blue Sky laws of such states or other jurisdictions as the Representatives may reasonably designate and to maintain such qualifications in effect as long as required for the distribution of the Securities, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state or jurisdiction (except service of process with respect to the offering and sale of the Securities) or to register as a dealer in securities or to become subject to taxation in any such state or jurisdiction; and to promptly advise the Representatives of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any state or jurisdiction or the initiation or threatening of any proceeding for such purpose.

(b) To furnish to the Representatives and counsel for the Underwriters conformed copies of the Registration Statement and the ADR Registration Statement, if applicable, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein) and sufficient conformed copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters, and so long as delivery of a prospectus by an Underwriter or dealer may be required by the 1933 Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the 1933 Act) thereafter from time to time to furnish to the Underwriters as many copies of the Prospectus or ADR Prospectus, if applicable, (or of the Prospectus or ADR Prospectus, if applicable, as amended or supplemented if the Company shall have made any amendments or supplements thereto after the Effective Date of the Registration Statement or the ADR Registration Statement, if applicable or any Issuer Free Writing Prospectus related to the Designated Securities, if applicable) as the Underwriters may reasonably request for the purposes contemplated by the 1933 Act.

(c) During the period when a prospectus relating to the Designated Securities is required to be delivered under the 1933 Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the 1933 Act), to advise the Underwriters promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or the ADR Registration Statement, if applicable, or the Disclosure Package, Final Prospectus Supplement, or ADR Prospectus, if applicable, or for additional information with respect thereto, or of notice of institution of proceedings for or the entry of a stop order suspending the effectiveness of the Registration Statement or the ADR Registration Statement, if applicable, and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement or the ADR Registration Statement, if applicable, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible.

(d) During the period when a prospectus relating to the Designated Securities is required to be delivered, under the 1933 Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the 1933 Act) to advise the Underwriters promptly of any proposal to amend or supplement the Registration Statement or the ADR Registration Statement, if applicable, or Prospectus or ADR Prospectus, if applicable, including by filing any documents that would be incorporated therein by reference and to file no such amendment or supplement or Issuer Free Writing Prospectus to which the Underwriters shall reasonably object in writing, and to advise the Underwriters promptly and (if requested by the Underwriters) to confirm such advice in writing (i) when any post-effective amendment is filed with the Commission, (ii) when any document that should be incorporated by reference in the Registration Statement or the ADR Registration Statement, if applicable, is filed with the Commission, (iii) if Rule 430B under the 1933 Act is used, when the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) under the 1933 Act (which the Company agrees to file in a timely manner under such Rules), or (iv) when any Issuer Free Writing Prospectus is filed with the Commission pursuant to Rule 433 under the 1933 Act.

(e) To advise the Underwriters promptly of the happening of any event known to the Company during the period when a prospectus relating to the Designated Securities is required to be delivered under the 1933 Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the 1933 Act), which would require the making of any change in the Prospectus, Final Prospectus Supplement or ADR Prospectus, if applicable, then being used, or in the information incorporated therein by reference, so that the Prospectus, Final Prospectus Supplement or ADR Prospectus, if applicable, would not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and, during such time, to prepare and file with the Commission an amendment or supplement correcting such statement or omission and furnish, at the Company’s expense (if such time shall be prior to the date which is nine months after the date hereof and if any Underwriter shall own any Securities which it has purchased from the Company with the intention of reselling them), to the Underwriters promptly such amendments or supplements to such Prospectus or Final Prospectus Supplement in such quantities as the Underwriters may reasonably request.

(f) To file promptly all reports or information required to be filed by the Company with the Commission in order to comply with the 1934 Act subsequent to the date of the Final Prospectus Supplement and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Designated Securities.

(g) If necessary or appropriate, to file a registration statement pursuant to Rule 462(e) under the 1933 Act.

(h) Upon request, to furnish the Representatives and to each of the other Underwriters for a period of two years from the date of this Agreement (unless otherwise publicly available on the Commission’s EDGAR website, the Company’s website or the website of any stock exchange on which the securities are listed) (i) copies of any reports or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 20-F and 6-K, or such other similar form as may be designated by the Commission, (iii) copies of documents or reports filed with any securities exchange on which any class of securities of the Company is listed, and (iv) such other information as the Underwriters may reasonably request regarding the Company or its subsidiaries, in each case, as soon as such communications, documents or information becomes available.

(i) To prepare the Final Prospectus Supplement in relation to the applicable Designated Securities and file such Final Prospectus Supplement pursuant to Rule 424(b) under the 1933 Act not later than the time required by Rule 424(b) following the Execution Time.

(j) To prepare a Final Term Sheet substantially in the form of Annex II to the relevant Pricing Agreement and to file such Final Term Sheet pursuant to Rule 433(d) under the 1933 Act within the time required by such rule.

(k) To make generally available to its security holders, and to deliver to the Underwriters, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the 1933 Act) covering a period of twelve months beginning after the “effective date” (as defined in Rule 158(c) of the 1933 Act) of the Registration Statement or the ADR Registration Statement, if applicable, as soon as is reasonably practicable after the termination of such twelve-month period but not later than the date, if any, specified in the Pricing Agreement.

(l) Prior to 30 days after the date of the Final Prospectus Supplement or ADR Prospectus, if applicable, to furnish to the Underwriters any proposed public announcement in respect of any matter that is material to the earnings, business, or operations of the Company and its subsidiaries, taken as a whole in each case in advance of the announcement where reasonably practicable.

(m) To apply the net proceeds from the sale of the Securities in the manner set forth under the caption “Use of Proceeds” in the Disclosure Package and the Final Prospectus Supplement.

(n) (A) To pay all costs, expenses, fees (other than fees and disbursements of counsel for the Underwriters except as set forth in this Section 5 hereof) and, as regards the matters in (vii) below but not otherwise, taxes (as defined below for purposes of this Section 3(n)) payable in connection with (i) subject to clause 3(e), the preparation and filing of the Registration Statement, the ADR Registration Statement and ADR Prospectus, if applicable, the Prospectus, any Preliminary Prospectus Supplement, the Final Prospectus Supplement, and any amendments or supplements thereto, any Issuer Free Writing Prospectus, the Final Term Sheet and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance, execution, authentication and delivery of the Designated Securities and any Additional Designated Securities issued on an over allotment and the ADRs, if applicable, (iii) the producing, word processing and/or printing of this Agreement, the Pricing Agreement, the Deposit Agreement, if applicable, and the ADRs, if any, and any closing documents (including compilations thereof), any applicable Indenture, and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Securities and the ADRs, if applicable, for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including reasonable legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any Blue Sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Securities and the ADRs, if applicable, on any securities exchange and any registration thereof under the 1934 Act, (vi) any fees payable to investment rating agencies with respect to the Securities, (vii) if applicable, any costs, fees, U.K. stamp duty, U.K. stamp duty reserve tax or other U.K. similar governmental taxes, duties or charges and charges of the ADR Depositary in connection with the issuance and delivery of Preference Shares to the ADR Depositary and ADSs to the registered holders thereof (other than, in each case, any such costs, fees, U.K. stamp duty, U.K. stamp duty reserve tax or other similar U.K. governmental taxes, duties or charges and charges which are payable by holders of ADRs pursuant to the terms of the ADR Deposit Agreement), (viii) any filings required to be made with FINRA and (ix) the performance of the Company’s other obligations hereunder.

For the purpose of this Section 3(n)(A), “taxes” means all forms of taxation, duties, levies, imposts and other charges or withholdings of a similar nature (including without limitation any stamp, documentary, capital, transfer or similar taxes or duties) of the United Kingdom and any penalty or interest payable in connection with any failure to pay or any delay in paying of the same in each case but excluding taxes imposed on or calculated by reference to net income, profits or gains received or receivable and provided that, for the purposes of determining the amount of costs, expenses and fees for the purposes of this sub-clause, in relation to any supply to the Underwriters for the purposes of value added tax in the United Kingdom, an amount paid by the Underwriters in respect of value added tax will only be a cost, expense or fee to the extent it is not recoverable by the Underwriters (or any other member of any value added tax group of which any Underwriter is a member) in accordance with value added tax law and practice.

(B) To indemnify the Underwriters against any U.K. stamp duty and/or U.K. stamp duty reserve tax and any penalty or interest relating thereto (each an “Issue Cost”) arising in respect of the offering, issue or delivery by the Company of the Designated Securities and any Additional Designated Securities to or for the respective accounts of the Underwriters pursuant to this Underwriting Agreement, the Pricing Agreement and any Deposit Agreement provided that this clause shall not apply to any Issue Cost to the extent that the Issue Cost arises as a result of any failure to pay or any delay by the Underwriters in paying any Issue Cost to H.M. Revenue and Customs.

(o) If specified in the relevant Pricing Agreement, the terms of the Preference Shares or the ADSs, to use its reasonable efforts to cause the Designated Securities to be listed on the New York Stock Exchange.

(p) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the 1934 Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Designated Securities.

(q) That, without prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period ending 30 days after the Time of Delivery, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any substantially similar securities or any securities convertible into or exercisable or exchangeable for substantially similar securities that, in each case, are registered for public sale pursuant to the 1933 Act or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such substantially similar securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of substantially similar securities or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Designated Securities to be sold hereunder or (B) the issuance by the Company of such substantially similar securities upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing or which is described in the Prospectus.

(r) If applicable, the Company will comply with the Deposit Agreement so that ADRs evidencing any ADSs representing Designated Shares will be executed and delivered by the Depositary to the Representatives at the Time of Delivery.

(s) Prior to the issuance of the Preference Shares, if any, the Company will have obtained all consents, approvals, authorizations, orders, registrations, qualifications and decrees of any court or governmental agency or body of the United States or the United Kingdom necessary or required for the valid issuance of the Preference Shares and to permit the Company to effect any dividend payments on the Preference Shares in U.S. dollars.

(t) To the extent it is reasonably able to do so without material cost, the Company will use reasonable efforts to facilitate appropriate tax reporting by providing certifications in accordance with any rules promulgated by the U.S. Treasury Department or the Internal Revenue Service pursuant to which holders of ADSs or shares and intermediaries through whom such securities are held will be permitted to establish that interest in respect of the Designated Debt Securities and dividends in respect of ADRs (representing Preference Shares) are eligible to be treated as qualified dividends.

4. Covenant of the Underwriters: Each Underwriter, severally and jointly, represents and covenants with the Company that, unless such Underwriter has obtained or will obtain, as the case may be, the prior written consent of the Company, such Underwriter has not and will not use any Issuer Free Writing Prospectuses or any Free Writing Prospectus required to be filed by the Company with the Commission or retained by the Company under Rule 433 under the 1933 Act.

5. Reimbursement of Underwriters’ Expenses: If the Securities are not delivered for any reason other than the termination of this Agreement pursuant to Section 7(b)(iii)-(v) hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall (i) reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the fees and disbursements of their counsel and (ii) pay the amounts described in Section 3(n) hereof.

6. Conditions of Underwriters’ Obligations: The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company as of the Execution Time and at the Time of Delivery (and the several obligations of the Underwriters at the additional Time of Delivery, if any, are subject to the accuracy of the representations and warranties on the part of the Company on the date hereof and at the Time of Delivery (unless previously waived) and at any such additional Time of Delivery, as the case may be), the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

(a) The Registration Statement or the ADR Registration Statement, if applicable, is effective at or prior to the Execution Time and at the Time of Delivery, no stop order suspending the effectiveness of the Registration Statement or the ADR Registration Statement, if applicable, shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission. The Company shall not have received from the Commission any notice pursuant to Rule 401(g)(2) under the 1933 Act objecting to the Company’s use of the automatic shelf registration statement form. The Final Prospectus Supplement and any supplement thereto required to be filed with the Commission pursuant to Rule 424(b) under the 1933 Act shall have been transmitted to the Commission for filing pursuant to Rule 424(b) under the 1933 Act within the time period prescribed by Section 3(i) hereof, the Final Term Sheet and any other material required to be filed by the Company pursuant to Rule 433(d) under the 1933 Act shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433 under the 1933 Act, and prior to the Time of Delivery the Company shall have provided evidence satisfactory to the Representatives of such timely filings.

(b) At the Time of Delivery or the additional Time of Delivery, as the case may be, the Representatives shall have received:

(1) The opinion or letter, dated as of the Time of Delivery, or the additional Time of Delivery, as the case may be, of Cleary Gottlieb Steen & Hamilton LLP, U.S. counsel for the Company, with respect to the matters set forth in Annex III hereto, subject to modifications to which the Underwriters do not reasonably object.

(2) The opinion, dated as of the Time of Delivery or the additional Time of Delivery, as the case may be, of Slaughter and May, English solicitors to the Company, with respect to the matters set forth in Annex IV hereto, subject to modifications to which the Underwriters do not reasonably object.

(3) The opinion or letter, dated as of the Time of Delivery or the additional Time of Delivery, as the case may be, of Cravath, Swaine & Moore LLP, U.S. counsel to the Underwriters, with respect to the matters set forth in Annex V.

(4) The opinion, dated as of the Time of Delivery or the additional Time of Delivery, as the case may be, of Allen & Overy LLP, English solicitors to the Underwriters, with respect to the matters set forth in Annex VI.

(5) The opinion, dated as of the Time of Delivery or the additional Time of Delivery, as the case may be, of Patterson Belknap Webb & Tyler LLP, counsel to the Depositary, with respect to the matters set forth in Annex VII, if applicable, subject to modifications to which the Underwriters do not reasonably object.

(6) Letters dated, respectively, as of the Execution Time and the Time of Delivery and additional Time of Delivery, as the case may be, from KPMG LLP (or its affiliates) and addressed to the Representatives (with reproduced copies for each of the other Underwriters) in form and substance satisfactory to the Representatives, containing such statements and information as is customary for inclusion in accountants’ “comfort letters” to underwriters with respect to the financial statements and financial information contained, or incorporated by reference, in the Registration Statement and the Disclosure Package.

(c) At the Time of Delivery or the additional Time of Delivery (if specified in the Pricing Agreement), as the case may be, (i) neither the Registration Statement nor the ADR Registration Statement, if applicable, and all amendments thereto, or modifications thereof, if any, (including in each case the documents incorporated by reference therein) shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the Final Prospectus Supplement, and all amendments or supplements thereto, shall not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(d) Between the Execution Time and the Time of Delivery or the additional Time of Delivery (if specified in the Pricing Agreement), as the case may be, no Material Adverse Change shall have occurred or become known.

(e) The Company will, at the Time of Delivery or the additional Time of Delivery (if specified in the Pricing Agreement), as the case may be, deliver to the Representatives a certificate of two of its executive officers to the effect that the representations and warranties of the Company set forth in Section 2 of this Agreement are true and correct as of each such date and that the Company shall perform such of its obligations under this Agreement as are to be performed at or before the Time of Delivery and at or before the additional Time of Delivery (if specified in the Pricing Agreement), as the case may be and the conditions set forth in paragraphs (d) and (e) of this Section 6 have been met.

(f) The Company shall have furnished to the Representatives such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the ADR Registration Statement, if applicable, and the Final Prospectus Supplement and the Disclosure Package as of the Time of Delivery and the additional Time of Delivery (if specified in the Pricing Agreement), as the case may be, as the Representatives may reasonably request.

(g) If specified in the relevant Pricing Agreement, the Designated Securities and the ADRs, if applicable, shall have been approved for listing on the New York Stock Exchange, subject only to notice of issuance at or prior to the Time of Delivery or the additional Time of Delivery, as the case may be.

(h) On or before the Time of Delivery, the Company shall have notified the PRA of its intention to include the Designated Debt Securities within its capital resources, and the PRA shall not have informed the Company that they have any objection to the proposed capital treatment of the Designated Debt Securities in accordance with Section 2(y) of this Agreement.

The Representatives may in their sole discretion waive on behalf of the Underwriters the performance by the Company of any of its obligations under this Section 6.

7. Effective Date of Agreement; Termination:

(a) This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

(b) The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives or any group of Underwriters (which may include the Representatives) which has agreed to purchase in the aggregate at least 50% of the Designated Securities if, since the time of execution of this Agreement and prior to the Time of Delivery: (i) there has been any Material Adverse Change, which would, in the Representatives’ judgment or in the judgment of such group of Underwriters, make it impracticable to market the Designated Securities, or (ii) there shall have occurred any downgrading, or any notice shall have been given of (A) any intended or potential downgrading or (B) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any “nationally recognized statistical rating organization,” as such term is defined under Section 3(a)(62) of the 1934 Act or, (iii) if, at any time prior to the Time of Delivery or, with respect to the purchase of any Additional Designated Securities, the additional Time of Delivery, as the case may be, trading in securities on the New York Stock Exchange or the London Stock Exchange shall have been suspended or limitations or minimum prices shall have been established on the New York Stock Exchange or the London Stock Exchange or a suspension with respect to any of the Company’s securities trading on either such exchanges has occurred, or (iv) if a banking moratorium shall have been declared either by the United States or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services occurs in the United States or England, or (v) if the United States shall have declared war or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in the Representatives’ good faith judgment or in the good faith judgment of such group of Underwriters, in each case after consultation with the Company, if practicable, to make it impracticable to market the Designated Securities.

(c) If the Representatives or any group of Underwriters elects to terminate this Agreement as provided in this Section 7, the Company and each other Underwriter shall be notified promptly in writing.

(d) If the sale to the Underwriters of the Designated Securities, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 3(n), 5 and 8 hereof), and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 8 hereof) or to one another hereunder.

(e) Subject to Sections 6 and 7 hereof, if any Underwriter shall default in its obligation to take up and pay for the Designated Securities (“Defaulted Securities”) to be purchased by it under the relevant Pricing Agreement (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 7(b) hereof) and if the aggregate amount of Defaulted Securities which all

Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total aggregate amount of Designated Securities, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate number of Designated Securities they are obligated to purchase pursuant to Section 1 hereof) the aggregate amount of Defaulted Securities agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Defaulted Securities shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as the Representatives may designate with the consent of each Underwriter so designated, or in the event no such designation is made, such Defaulted Securities shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate amount of Designated Securities set opposite the names of such non-defaulting Underwriters in the Pricing Agreement.

If a new Underwriter or Underwriters is or are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or the Representatives shall have the right to postpone the Time of Delivery for a period not exceeding five business days in order that any necessary changes in the Disclosure Package or Final Prospectus Supplement or other documents may be effected.

The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 7(e) with like effect as if such substituted Underwriter had originally been named in the relevant Pricing Agreement.

If the aggregate amount of Defaulted Securities exceeds 10% of the total amount of Designated Securities which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Designated Securities which the defaulting Underwriter or Underwriters agreed to purchase under the relevant Pricing Agreement, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

8. Indemnity and Contribution:

(a) The Company agrees to indemnify, defend and hold harmless each Underwriter, its affiliates, partners, members, directors, officers, employees and any person who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and the successors and assigns of all the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or person may incur under the 1933 Act, the 1934 Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or ADR Registration Statement, if applicable (or in the Registration Statement or ADR Registration Statement, if applicable, as amended by any post-effective amendment thereof by the Company), or in a Prospectus (the term “Prospectus” for the purpose of this Section 8 being deemed to include the Disclosure Package and the Final Prospectus Supplement, each as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or ADR Registration Statement, if applicable, or such Prospectus or ADR Prospectus, if applicable, or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of any Underwriter through the Representatives to the Company expressly for use with reference to such Underwriter in such Registration Statement or ADR Registration Statement or such Prospectus or ADR Prospectus, if applicable, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or ADR Registration Statement, if applicable, or such Prospectus or ADR Prospectus, if applicable, or necessary to make such information not misleading.

If any action, suit or proceeding (together, a “Proceeding”) is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Company in writing of the institution of such Proceeding and the Company shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses, provided, however, that the omission to so notify the Company shall not relieve the Company from any liability which the Company may have to any Underwriter or any such person or otherwise. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such Proceeding or the Company shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company (in which case the Company shall not have the right to direct the defense of such Proceeding on behalf of such indemnified party or parties, but the Company may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Company), in any of which events such fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company shall not be liable for any settlement of any such claim or Proceeding effected without its written consent but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

(b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers and any person who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and the successors and assigns of all the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the 1933 Act, the 1934 Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter through the Representatives to the Company expressly for use with reference to such Underwriter in the Registration Statement or ADR Registration Statement, if applicable (or in the Registration Statement or ADR Registration Statement, if applicable, as amended by any post-effective amendment thereof by the

Company), or in a Prospectus or ADR Prospectus, if applicable, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or ADR Registration Statement, if applicable, or such Prospectus or ADR Prospectus, if applicable, or necessary to make such information not misleading.

If any Proceeding is brought against the Company or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter, from any liability which such Underwriter may have to the Company or any such person or otherwise. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

(c) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under subsections (a) and (b) of this Section 8 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportion as the total proceeds from the offering (net of underwriting discounts, if any, and commissions but before deducting expenses) received by the Company bear to the underwriting discounts, if any, and commissions received by the Underwriters. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(d) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution under this Section 8 from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 8 are several in proportion to their respective underwriting commitments and not joint.

(e) The indemnity and contribution agreements contained in this Section 8 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors and officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, or by or on behalf of the Company, its directors and officers or any person who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and shall survive any termination of this Agreement or the issuance and delivery of the Designated Securities. The Company and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company’s officers or directors, in connection with the issuance and sale of the Securities, or in connection with the Registration Statement or Prospectus or the ADR Registration Statement or ADR Prospectus, if applicable.

9. Miscellaneous:

(a) All representations, warranties and agreements contained in this Agreement and any Pricing Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or any controlling person, or by or on behalf of the Company, and shall survive delivery of the Designated Securities to the Underwriters.

(b) In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

(c) Each Underwriter severally represents and agrees (in the case of (i) and (ii), only in relation to any issue of Designated Securities which have a maturity of less than one year) that (i) it is a person whose ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business; (ii) it has not offered or sold and it will not offer or sell Designated Securities or any investments representing Designated Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or who it is reasonable to expect will acquire, hold, manage or dispose of investments (as principal or agent) for the purposes of their businesses where the issue of Designated Securities or any investments representing Designated Securities would otherwise constitute a contravention of Section 19 of the FSMA; (iii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Designated Securities or any investments representing Designated Securities in, from or otherwise involving the United Kingdom; and (iv) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of the Designated Securities or any investments representing the Designated Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company.

(d) Except as agreed with the Underwriters, no action has or will be taken by the Company in any jurisdiction (other than the United States and the United Kingdom) that would permit a public offering of the Designated Securities or any investments representing the Designated Securities or possession or distribution of any registration statement, preliminary prospectus or prospectus or any amendment or supplement thereto or any other offering material relating to the Designated Securities or any investments representing the Designated Securities in any country or jurisdiction (other than the United States and the United Kingdom) where action for that purpose is required. Each Underwriter represents and agrees that it has complied and will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Designated Securities or any investments representing Designated Securities or has in its possession or distributes any registration statement, prospectus or any amendment or supplement thereto or any such other material, in each case at its own expense.

10. Notices: Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to the address of the Representatives as set forth in the Pricing Agreement and, if to the Company, shall be sufficient in all respects if delivered to the Company at the offices of the Company at Laurence Pountney Hill, London EC4R 0HH, England Attention: Group General Counsel.

11. Governing Law; Construction: This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

12. Submission to Jurisdiction: Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against [—] or [—] or any indemnified party. Each of [—], [—] and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment. The Company hereby appoints, without power of revocation, Jackson National Life Insurance Company as its agent to accept and acknowledge on its behalf service of any and all process which may be served in any action, proceeding or counterclaim in any way relating to or arising out of this Agreement.

13. Parties at Interest: The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and, to the extent provided in Section 8 hereof, the controlling persons, directors, officers and affiliates of each Underwriter referred to in such section, and their respective successors, assigns, executors and administrators. No other person, partnership, heirs, personal representatives and association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

14. Counterparts: This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties to the extent provided in Section 8 hereof.

15. Successors and Assigns: This Agreement shall be binding upon the Underwriters and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company’s and any of the Underwriters’ respective businesses and/or assets.

If the foregoing correctly sets forth the understanding between the Company and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement between the Company and the Underwriters, severally.

Very truly yours,

PRUDENTIAL PLC

By:
Name:
Title:

Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters.

Representatives

By:	[—]

By:
Name:
Title

By:
Name:
Title

By:	[—]

By:
Name:
Title

By:
Name:
Title

ANNEX I

Pricing Agreement

[Names of Representative(s)]

As Representatives of the several

Underwriters names in Schedule I hereto,

c/o

[Date]

Ladies and Gentlemen:

Prudential plc, a public limited company organized under the laws of England and Wales (the “Company”), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated                      (the “Underwriting Agreement”), between the Company on the one hand and (names of Representatives named therein) on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) the Securities specified in Schedule II hereto (the “Designated Securities”) [and an additional amount of Designated Securities as may be necessary to cover over-allotments made in connection with the offering as specified in Schedule II hereto (the “Additional Designated Securities”)]. Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Disclosure Package and Final Prospectus Supplement relating to the Designated Securities [, and the Additional Designated Securities,] as the case may be, which are the subject of this Pricing Agreement. Any Issuer Free Writing Prospectuses (as defined in the Underwriting Agreement) included in the Disclosure Package are listed in Schedule III hereto. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities, and the Additional Designated Securities, as the case may be, pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, and the Additional Designated Securities, as the case may be, in the form heretofore delivered to you is now proposed to be filed with the Commission.

Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters as set forth and on the terms in Schedule II hereto, the [principal amount, liquidation preference, number] of Designated Securities [, and the Additional Designated Securities], as the case may be, set forth opposite the name of such Underwriter in Schedule I hereto and the Underwriters agree to reimburse the Company for up to $— of the expenses set forth in Section 3(n) of the Underwriting Agreement, except as set forth in Section 5 of such Underwriting Agreement.

If the foregoing is in accordance with your understanding, please sign and return to us [    ] counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. [It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.]

Very truly yours,

Prudential plc

By:
Name:
Title:

Accepted as of the date hereof:

[Name(s) of Representatives]

By:

On behalf of each of the Underwriters

SCHEDULE I

Underwriter	[Principal Amount / Liquidation Preference / Number of Designated Securities to be Purchased]
[Name(s) of Representative(s)]
[Names of other Underwriters]
Total	[$]

SCHEDULE II

Title of Designated Securities:

Aggregate Principal Amount / Liquidation Preference/ Number of Designated Securities:

Price to Public (including accrued interest or amortization if any):

Purchase Price to Underwriters:

Commissions:

Net Proceeds:

Initial Sale Time:

Form of Designated Securities:

Specified Funds for Payment of Net Proceeds:

Time of Delivery:

Indenture:

Additional Closing Conditions:

Section 6 of the Underwriting Agreement should be modified in the event that the Securities are denominated in, indexed to, or principal or interest are paid in, a currency other than the U.S. dollar, more than one currency or in a composite currency. The country or countries issuing such currency should be added to the banking moratorium and hostilities clauses and the following additional clause should be added to the paragraph (the entire paragraph should be restated, as amended):

“; (    ) the imposition of the proposal of exchange controls by any governmental authority in [insert the country or countries issuing such currency, currencies or composite currency]”.

Names and addresses of Representatives:

Designated Representatives:

Address for Notices, etc.:

[Other Terms] :2

[2]	Any Designated Debt Securities having a maturity of less than one year shall have a minimum denomination of not less than £100,000 (or its equivalent based on the applicable exchange rate at the time of sale).

SCHEDULE III

Issuer Free Writing Prospectuses

ANNEX II

Final Term Sheet

Filed Pursuant to Rule 433

Registration No. 333-

—, 201—

Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering.

You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling [    ] toll free at [    ] or [                            ].

ANNEX III

FORM OF OPINION/LETTER OF CLEARY GOTTLIEB STEEN & HAMILTON LLP,

UNITED STATES COUNSEL TO THE COMPANY

(i) assuming the Senior Debt Indenture, the Deposit Agreement, if applicable, and the Subordinated Debt Indenture have been duly authorized, executed and delivered by the Company, and, assuming due authorization, execution and delivery by the Trustee and, in respect of the Deposit Agreement, the Depositary, each of the Senior Debt Indenture, the Deposit Agreement, if applicable, and the Subordinated Debt Indenture is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general principles of equity and to the effect of judicial application of foreign laws or foreign governmental actions affecting creditors’ rights (it being further understood that, with respect to the second sentence in Section 1.11 of each Indenture and the first sentence of each of the third and fourth paragraphs of Section 7.6 of the Deposit Agreement, if applicable, we express no opinion as to the subject matter jurisdiction of any United States federal court to adjudicate any action relating to any such agreement where jurisdiction based on diversity of citizenship under 28 U.S.C. §1332 does not exist, that we express no opinion as the enforceability of any provision of the Indentures relating to currency indemnity, and that we express no opinion as to the enforceability of any subordination or other provisions of the Subordinated Indenture which are expressed as being governed by English law);

(ii) assuming due authorization of the Debt Securities by the Company, the Debt Securities, when executed and authenticated in accordance with the terms of the [Senior][Subordinated] Indenture and delivered to and paid for by the Underwriters, will be valid and binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits of the [Senior][Subordinated] Indenture, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general principles of equity and to the effect of judicial application of foreign laws or foreign governmental actions affecting creditors’ rights;

(iii) the statements under the headings “Description of the [Senior][Subordinated] Debt Securities” in the Prospectus and the Final Prospectus Supplement, in each case excluding the documents incorporated by reference therein (together, the “Final Prospectus”), insofar as such statements purport to summarize certain provisions of the [Senior][Subordinated] Debt Securities or the [Senior][Subordinated] Indenture, provide a fair summary of such provisions;

(iv) [if applicable], the statements set forth under the headings “Description of the American Depositary Shares” in the Final Prospectus, insofar as such statements purport to summarize certain provisions of the ADSs or the Deposit Agreement, provide a fair summary of such provisions;

(v) the registration statement in respect of the Designated Securities, as amended as of its most recent effective date ([DATE]) insofar as it relates to the Designated Debt Securities (as determined for purposes of Rule 430B(f)(2) under the 1933 Act, but excluding the documents incorporated by reference therein (the “Registration Statement”) (except the financial statements and schedules and other financial and statistical data included therein and Exhibit 25 thereto, as to which we express no view), and the Final Prospectus (except as aforesaid), as of the date thereof, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act and the 1939 Act and the rules and regulations thereunder. In addition, we do not know of any contracts or other documents of a character required to be filed as exhibits to the Registration Statement or required to be described in the Registration Statement or the Final Prospectus that are not filed or described as required;

(vi) the documents incorporated by reference in the Registration Statement and the Final Prospectus (except the financial statements and schedules and other financial and statistical data and management’s report on the effectiveness of internal control over financial reporting included therein, as to which we express no view), as of the respective dates of their filing with the Commission, appeared on their face to be appropriately responsive in all material respects to the requirements of the 1934 Act and the rules and regulations thereunder;

(vii) based solely upon email confirmation of receipt of the filing and Rule 462(e) under the 1933 Act, the Registration Statement is effective under the 1933 Act and, based solely upon a telephonic confirmation from a representative of the Commission, no stop order with respect thereto has been issued, and to the best of our knowledge, no proceeding for that purpose has been instituted or threatened, by the SEC; and any required filing of the Prospectus, and any supplement thereto pursuant to Rule 424(b) under the 1933 Act has been made in the manner and within the time period required by such Rule 424(b);

(viii) [if applicable] based solely upon a telephonic confirmation from a representative of the Commission, no stop order with respect to the ADR Registration Statement has been issued, and to the best of our knowledge, no proceeding for that purpose has been instituted or threatened, by the SEC;

(ix) [if applicable] assuming the effectiveness of the ADR Registration Statement, upon due issuance by the Depositary of the ADRs evidencing the ADSs against the deposit of Preference Shares in accordance with the provisions of the Deposit Agreement and due execution by the Depositary’s authorized officers, such ADRs will be duly and validly issued and persons in whose names such ADRs are registered will be entitled to the rights of registered holders of the ADRs specified therein and in the Deposit Agreement;

(x) the issuance and sale of the Designated Securities to the Underwriters pursuant to the Underwriting Agreement do not, and the performance by the Company of its obligations in the Underwriting Agreement, the [Senior][Subordinated] Indenture and the Designated Debt Securities, respectively, will not, require any consent, approval, authorization, registration or qualification of or with any governmental authority of the United States or the State of New York that in our experience normally would be applicable to general business entities with respect to such issuance, sale or performance, except such as have been obtained or effected under the 1933 Act, the 1934 Act and the 1939 Act (but we express no opinion as to consents, approvals, authorizations, registrations or qualifications that may be required under the 1939 Act if the Designated Securities do not include Debt Securities and further we express no opinion relating to any state securities or Blue Sky laws);

(xi) the statements in the Registration Statement under “Taxation—U.S. Federal Income Taxation”, insofar as such statements purport to summarize certain federal income tax laws of the United States, constitute a fair summary of the principal U.S. federal income tax consequences of an investment in the Securities;

(xii) based solely on inquiry of the General Counsel of the Company and of lawyers currently with this firm who have been actively involved in the Company’s preparation of the Registration Statement, the Prospectus and the Preliminary Prospectus Supplement, in each case excluding the documents incorporated by reference herein (together, the “Pricing Prospectus”) and the Final Prospectus, we know of no legal or governmental proceedings to which the Company or any of its Subsidiaries is a party that are currently pending before any adjudicative tribunal or that have been threatened by a written communication manifesting an intention to initiate such proceedings received by the management of the Company or by us that are required to be disclosed in the Registration Statement or the documents incorporated by reference therein that are not disclosed in the Pricing Prospectus, including the documents incorporated by reference therein, the Final Prospectus, including the documents incorporated by reference therein;

(xiii) the documents incorporated by reference in the Registration Statement and the Final Prospectus (except the financial statements and schedules and other financial and statistical data and management’s report on the effectiveness of internal control over financial reporting contained or incorporated by reference therein, as to which we express no view), as of their respective dates of filing with the Commission, appeared on their face to be appropriately responsive in all material respects to the requirements of the 1934 Act, and the rules and regulations thereunder;

(xiv) the [Senior][Subordinated] Indenture has been qualified under the 1939 Act;

(xv) no registration of the Company under the U.S. Investment Company Act of 1940, as amended, is required for the offer and sale of the Designated Securities by the Company in the manner contemplated by the Underwriting Agreement and the Final Prospectus and the application of the proceeds thereof as described in the Final Prospectus; and

(xvi) we participated in conferences and telephone conversations with representatives of the Company, representatives of English counsel to the Company, representatives of the independent public accountants for the Company and representatives of the Underwriters and counsel to the Underwriters, during which conferences and conversations the contents of the Registration Statement, the Pricing Prospectus and the Final Prospectus, and portions of certain documents incorporated by reference in each of them, and the ADR Registration Statement were discussed, and although we are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement (except as and to the extent stated in subparagraph (iii) above) or the ADR Registration Statement, on the basis of the foregoing, no information has come to our attention that causes us to believe that the Registration Statement, including the documents incorporated by reference therein, at the time it became effective, or the ADR Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Pricing Prospectus, including the documents incorporated by reference therein, considered together with [the amount and price to the public of the Designated Securities on the front cover of the Final Prospectus and the statements under the heading “Description of the [Senior ][Subordinated ][Debt Securities][Preference Shares] in the Final Prospectus], at [[    ] [a.m./p.m.] [GMT]][the Execution Time], contained, or the Final Prospectus, including the documents incorporated by reference therein, as of the date thereof or hereof, contained or contains, an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we express no opinion with respect to the financial statements and schedules and other financial or statistical data and management’s report on the effectiveness of internal control over financial reporting included in the Registration Statement, Pricing Prospectus or Final Prospectus or with respect to Exhibit 25 of the Registration Statement).

ANNEX IV

FORM OF OPINION OF SLAUGHTER AND MAY,

ENGLISH SOLICITORS TO THE COMPANY

(i) the Company is a public limited company which has been duly incorporated and is validly existing;

(ii) the Prudential Assurance Company is a private limited company which has been duly incorporated and is validly existing;

(iii) the Underwriting Agreement, the Deposit Agreement, if any, the Pricing Agreement and the Indenture have been duly executed;

(iv) the Company has the capacity and power to execute and deliver the Issue Documents* and to exercise its rights and perform its obligations thereunder and all necessary corporate action has been taken by the Company to authorise the execution and delivery of the Issue Documents and the exercise of its rights and performance of its obligations thereunder;

(v) any final and conclusive judgment against the Company for a definite sum of money entered by a court of the State of New York in any suit, action or proceedings arising out of or in connection with the obligations of the Company under the Issue Documents* would be enforced by the English courts, without re-examination or re-litigation of the matters adjudicated upon, provided that:

(a)	the judgment was not obtained by fraud;

(b)	the enforcement of the judgment would not be contrary to English public policy (and enforcement of a judgment for liability founded on. Federal or State securities laws of the United States may be contrary to public policy);

(c)	the judgment is not of a public nature;

(d)	the judgment was not obtained in proceedings which were brought in breach of Section 32 of the Civil Jurisdiction and Judgments Act 1982;

(e)	the judgment was not obtained in proceedings contrary to natural justice;

(f)	the judgment is not inconsistent with an English judgment in respect of the same matter;

(g)	the judgment is not for multiple damages;

(h)	enforcement proceedings are instituted within six years after the date of the judgment;

(i)	the foreign court had jurisdiction according to the English rules on private international law;

(j)	an English Court may refuse to give effect to any provision in an agreement which would involve the enforcement of foreign taxation or penal laws; and

(k)	any undertakings or indemnities in relation to United Kingdom stamp duties given by the Company may be void under the provisions of Section 117 of the Stamp Act 1891 of the United Kingdom (as amended).

A foreign judgment may be “final and conclusive” though it is subject to appeal;

(vi) the execution and delivery of the Issue Documents by the Company, and the exercise of its rights and the performance of its obligations thereunder

(a)	are not prohibited by any law or regulation applicable to English companies generally, nor by the Memorandum or Articles of Association of the Company; and

*	To be defined to include the Underwriting Agreement, the relevant Pricing Agreement, the Deposit Agreement, if any, any applicable Indenture and the relevant Designated Securities.

(b)	do not require, under any law or regulation applicable to English companies generally, any order, permission, authorization, approval or consent from, or filing or registration with, any public authority or governmental agency in England;

(vii) [if applicable] [it is not necessary, under any law or regulation applicable to English companies generally, to ensure the validity of the ADRs for the Company to obtain any order, permission, authorization, approval or consent from, or filing or registration with, any public authority or governmental agency in England;

(viii) the choice of the laws of the State of New York to govern the Issue Documents [(other than the provisions relating to subordination, which will be governed by the laws of England)] is a valid choice of law. English law will treat the validity and binding nature of the obligations contained in the Issue Documents [(other than the provisions relating to subordination)] as being governed by the laws of the State of New York;

(ix) [if applicable] [the Board of Directors of the Company is duly authorized to allot [                    ] [in nominal amount of Preference Shares under Section 551 of the Companies Act 2006, until [                    ] (after which time the Directors shall seek the approval of the shareholders of the Company to renew their authority to allot). The Preference Shares, when allotted and issued either directly or by conversion or exchange for the Designated Securities in accordance with the terms of the Designated Securities and the Indenture, (A) will be validly [authorized (on the assumption that allotment takes place before [    ])] and issued [and will be fully paid and not subject to any calls for further funds (and a holder thereof will not be subject to personal liability in respect of the debts and obligations of the Company or any creditors thereof by reason only of being such a holder),] and (B) the issuance of the Preference Shares will not be subject to the pre-emptive rights of any shareholder of the Company;]

(x) [if applicable] [the statements in the Prospectus Supplement which describe the subordination provisions of the Designated Debt Securities, insofar as such statements constitute a general summary of current English law, are a fair summary of the matters referred to therein;]

(xi) [if applicable] [the statements made in the Prospectus under the heading “Description of Preference Shares”, insofar as such statements constitute a general summary of certain of the rights and privileges of the holders of the Preference Shares under English law and the Articles of Association of the Company or a summary of the documents, legal matters or proceedings under English law referred to therein, are a fair summary of the matters referred to therein;]

(xii) the statements made in the Prospectus Supplement under the heading “Taxation” were, as at the date of the Prospectus Supplement, a fair summary of the matters set out therein to the extent such matters constitute statements of current United Kingdom tax law and United Kingdom H.M. Revenue & Customs’ practice (subject to the limitations set out therein), provided that we express no opinion as to the reasonableness, completeness or fairness of such statements in the context of a prospectus issued publicly in the United States of America or as to the compliance of such statements with the requirements of the securities laws of the United States of America or any part thereof;

(xiii)

(a)	no United Kingdom capital gains, income or other similar United Kingdom tax will be payable by the Underwriters in the United Kingdom in respect of any of the offering, issuance and delivery by the Company of the Designated Securities to or for the respective accounts of the Underwriters pursuant to the Underwriting Agreement, as supplemented by the Pricing Agreement, except any liability to United Kingdom corporation tax, income tax or capital gains tax of persons who are resident in the United Kingdom for taxation purposes or who are acting in the course of a trade, profession or vocation carried on in the United Kingdom or who carry on a trade in the United Kingdom through a permanent establishment, branch or agency where the Designated Securities are used in or for the purposes of the trade or used, held or acquired to be used or held for the purposes of the permanent establishment, branch or agency;

(b)	[if applicable] [other than as described in the Prospectus Supplement, no ad valorem stamp duty, capital duty, registration or other issue or documentary taxes are payable in the United Kingdom on the execution and delivery of the Underwriting Agreement, the Indenture, the Deposit Agreement, if any, or the Pricing Agreement (in each case excluding, for the avoidance of doubt, the performance of the obligations thereunder) or on the delivery of the Designated Debt Securities for the respective accounts of the Underwriters pursuant to the Underwriting Agreement and the Pricing Agreement;]

(c)	[if applicable] [under current United Kingdom law and practice, the payment of interest (including any Deferred Interest as defined in the terms and conditions of the Designated Debt Securities) in respect of debt securities having similar terms to the Designated Debt Securities issued under the Subordinated Indenture should not be treated as a “distribution” within the meaning of Section 1000 of the Corporation Tax Act 2010 of the United Kingdom (as amended);]

(d)	other than as described in the Prospectus Supplement, payments of interest in respect of the Designated Debt Securities may be made without withholding taxes or duties in the United Kingdom provided that the Designated Debt Securities are listed (for the purposes of Section 987 of the Income Tax Act 2007) on a “recognised stock exchange” within section 1005 of the Income Tax Act 2007 at the time of the payment. As at the date of this opinion, each of the New York Stock Exchange and the London Stock Exchange is a “recognised stock exchange” within the meaning of Section 1005 of the Income Tax Act 2007; and

(e)	[if applicable] [the interest on the Designated Debt Securities will have a United Kingdom source and will accordingly remain subject to United Kingdom tax by direct assessment even if the interest is paid without withholding or deduction. However, interest paid on the Designated Debt Securities will, depending on the circumstances of the beneficial owner of that interest and subject to special rules relating to certain trustees, generally not be chargeable to United Kingdom tax by direct assessment unless the beneficial owner of that interest either (w) is resident in the United Kingdom in the relevant tax year, (x) has or is treated as having a “UK representative” (for the purposes of Chapters 2B and 2C of Part 14 of the Income Tax Act 2007) in respect of the interest, or (y) receives or is treated as receiving the interest in the course of a trade, profession or vocation carried on in the United Kingdom, or (z) carries on a trade in the United Kingdom through a permanent establishment where the Designated Debt Securities are used by, or held by or for, the permanent establishment.]

ANNEX V

FORM OF OPINION/LETTER OF CRAVATH, SWAINE & MOORE LLP,

UNITED STATES COUNSEL TO THE UNDERWRITERS

(i) Assuming that the Indenture, or any supplement thereto, as applicable, and Deposit Agreement have been duly authorized, executed and delivered by the Company, the Indenture, or any supplement thereto, as applicable, and Deposit Agreement constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law). The foregoing opinion is subject to the following qualifications: (a) insofar as provisions in the Deposit Agreement provide for indemnification or a limitation of liability, the enforceability thereof may be limited by public policy considerations and (b) we express no opinion as to (i) Section 7.6 of the Deposit Agreement insofar as such Section relates to the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy relating to the Deposit Agreement, (ii) the waiver of an inconvenient forum set forth in Section 7.6 of the Deposit Agreement and (iii) whether a United States Federal or State court outside the State of New York would give effect to the choice of New York law provided for in the Deposit Agreement.

(ii) The Designated Securities conform in all material respects to the description thereof contained in the Prospectus. Assuming that the Designated Securities have been duly authorized, when executed and authenticated in accordance with the provisions of the Indenture, or any supplement thereto, as applicable, and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, the Designated Securities will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture, or any supplement thereto, as applicable, and enforceable against the Company in accordance with their terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law) (it being understood that we express no comment with respect to the legality, validity or enforceability of Sections 2.01 and 13.01 of the Subordinated Indenture).

(iii) The statements set forth under the heading “Description of American Depositary Receipts” in the Prospectus, insofar as such statements purport to constitute summaries of the terms of the ADRs, fairly summarize, in all material respects, the matters therein described. Assuming that the issuance of the ADRs has been duly authorized by the Company and the Depositary in accordance with applicable laws and that the ADRs conform to the form of ADR attached to the Deposit Agreement (which fact we have not verified by an inspection of the individual ADRs), upon due issuance by the Depositary of ADRs evidencing ADSs being delivered on the date hereof against the deposit of Preference Shares in respect thereof in accordance with the provisions of the Deposit Agreement and upon due execution thereof by the Depositary’s authorized officers, the ADRs evidencing such ADSs will be duly and validly issued and persons in whose names such ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement. In expressing the foregoing opinion, we have also assumed that (a) the Preference Shares represented by the ADSs which are in turn evidenced by such ADRs have been duly and validly authorized and issued and are fully paid and nonassessable and any preemptive rights with respect to such Preference Shares have been validly waived or exercised, (b) that the Company has the full power, authority and legal right to deposit the Preference Shares in accordance with the Indenture, or any supplement thereto, as applicable, and the Deposit Agreement, and (c) the Preference Shares have been duly deposited in accordance with the Deposit Agreement, the Indenture, or any supplement thereto, as applicable, in each case under and in accordance with all applicable laws and regulations.

(iv) The Registration Statement and the ADS Registration Statement became effective under the Securities Act of 1933 (the “Securities Act”) on [—], and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement or the ADR Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act.

(v) The Indenture has been duly qualified under the Trust Indenture Act of 1939.

(vi) [If applicable,] the Designated Securities are exchangeable into Preference Shares in accordance with the terms of the Indenture, or any supplement thereto, as applicable.

We participated in conferences with certain officers of, and with the accountants and U.S. and foreign counsel for, the Company concerning the preparation of the Final Prospectus dated [—] (together with the related Basic Prospectus (as defined herein), the “Prospectus”), relating to the Designated Securities, filed with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) of the General Rules and Regulations under the Securities Act. The Prospectus was filed as part of the Registration Statement on Form F-3 (Registration No. 333-[—]) filed with the Commission on [—] for registration under the Securities Act of various securities of the Company, to be issued from time to time by the Company (the “Registration Statement”), which Registration Statement includes a prospectus dated [—] (together with the documents incorporated therein by reference, the “Basic Prospectus”). The documents incorporated by reference in the Registration Statement and Prospectus were prepared and filed by the Company without our participation.

Although we have made certain inquiries and investigations in connection with the preparation of the Registration Statement and the Prospectus, the limitations inherent in the role of outside counsel are such that we cannot and do not assume responsibility for the accuracy or completeness of the statements made in the Registration Statement and the Prospectus, except insofar as such statements relate to us and except to the extent set forth in paragraphs [2 and 3] of our opinion to you dated the date hereof. Subject to the foregoing, we confirm to you, on the basis of information gained in the course of the performance of the services rendered above, that, the Registration Statement, at the time it [initially became effective] [was last amended or deemed to be amended], and the Prospectus, as of the date hereof (in each case except for the financial statements and other information of a statistical, accounting or financial nature included therein, and the Statement of Eligibility (Form T-1) included as an exhibit to the Registration Statement, as to which we do not express any view), appeared or appears on its face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Trust Indenture Act of 1939 and the applicable rules and regulations thereunder. Furthermore, subject to the foregoing, we hereby advise you that our work in connection with this matter did not disclose any information that gave us reason to believe that the Registration Statement, at the time the Registration Statement [initially became effective] [was last amended or deemed to be amended], contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Final Prospectus, as of its date or at the date hereof, included an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case except for the financial statements and other information of a statistical, accounting or financial nature included therein and matters relating to the laws of England, as to which we do not express any view).

ANNEX VI

FORM OF OPINION OF ALLEN & OVERY,

ENGLISH SOLICITORS TO THE UNDERWRITERS

(i) the Company is duly incorporated and validly existing as a public company with limited liability under the laws of England;

(ii) we have on [business day prior to closing] made a search at the Companies Registry, London which revealed no order or resolution for the winding-up of the Company, no instrument or notice for the dissolution of the Company and no notice of appointment of a receiver or administrator. However, the search would not reveal whether or not a winding-up petition has been presented, an application or order for administration has been made or notice of an intention to appoint an administrator has been given. Furthermore it is possible that notice of a winding-up order made or resolution passed or a receiver or administrator appointed may not have been filed at the Companies Registry immediately, or may have been filed but not entered on the public microfiche immediately;

(iii) we have also on [business day prior to closing] made an enquiry of the Central Index of Winding-up Petitions (the “Index”) which showed no record of the presentation of any petition for compulsory winding-up in respect of the Company or of any application or order, or the filing of any documents with the court, for the appointment of an administrator in respect of the Company. However, it is possible that the Index may not be completely up-to-date. Furthermore, the Index will not reveal any resolution for voluntary winding-up of the Company. We have not made any enquiries of any District Registry or County Court;

(iv) the Company has the capacity and power to enter into and to perform its obligations under the [Underwriting Agreement, the Pricing Agreement, the Deposit Agreement, if any, and the Indenture] and under the [Securities] and has taken all necessary corporate action to authorise its execution, delivery and performance of the [Underwriting Agreement, the Pricing Agreement, the Deposit Agreement, if any, and the Indenture] and the [Securities];

(v) each of the [Underwriting Agreement, the Pricing Agreement, the Deposit Agreement, if any, and the Indenture] has been duly executed and, where applicable, delivered;

(vi) there is no reason, so far as English law is concerned, why the obligations of the Company under the [Underwriting Agreement, the Pricing Agreement, the Deposit Agreement, if any, and the Indenture] and under the [Securities] should not constitute legal, valid and binding obligations of the Company;

(vii) a judgment obtained against the Company by a court in the State of New York arising out of or in connection with the obligations of the Company under the [Securities], the [Underwriting Agreement, the Pricing Agreement, the Deposit Agreement, if any, and the Indenture] could not be enforced by registration in the English courts but the judgment would be treated as constituting a cause of action against the Company and could be sued upon summarily in the English courts. The English courts should enter judgment against the Company in such proceedings, without re-examination of the merits of the original judgment, provided that:

(a)	the original court was of competent jurisdiction and the original judgment is final and conclusive,

(b)	the original judgment is not for multiple damages (as defined by the Protection of Trading Interests Act 1980),

(c)	the original judgment is for a fixed sum of money and not for a tax, fine or penalty,

(d)	the original judgment was not obtained by fraud, or in proceedings contrary to natural justice and its enforcement is not contrary to English public policy,

(e)	enforcement proceedings are instituted within six years after the date of the judgment,

(f)	the original judgment is not inconsistent with an English judgment in respect of proceedings between the same parties or their privies, and

(g)	the original judgment was not given in proceedings brought in breach of a dispute resolution agreement (unless such proceedings were brought by agreement).

(viii)

(a)    [the statements made in the Prospectus Supplement under the heading “[United Kingdom Taxation]” are and were, as at the date of the Prospectus Supplement, correct in all material respects to the extent such matters constitute statements of current United Kingdom tax law and HM Revenue & Customs published practice;]

(b)    [payments of interest on the [Securities] may be made without deduction or withholding on account of United Kingdom income tax provided that the [Securities] are listed on a “recognised stock exchange” as defined in section 1005 of the Income Tax Act 2007. Each of the New York Stock Exchange and the London Stock Exchange is a recognised stock exchange. The [Securities] will be treated as listed on the New York Stock Exchange if they are officially listed in the United States in accordance with provisions corresponding to those generally applicable in EEA states and are admitted to trading on the New York Stock Exchange. The [Securities] will be treated as listed on the London Stock Exchange if they are included in the Official List (within the meaning of and in accordance with the provisions of Part 6 of the Financial Services and Markets Act 2000 (the “FSMA”)) and admitted to trading on the London Stock Exchange. Provided, therefore, that the [Securities] are and remain so listed, interest on the [Securities] will be payable without deduction or withholding on account of United Kingdom income tax; [include if [Securities] have maturity of one year or more]]

(c) [payments of interest on the [Securities] may be made without deduction or withholding on account of United Kingdom income tax; [include if [Securities] have maturity of less than one year]]

(d)    [no stamp duty, capital duty, stamp duty reserve tax or other similar tax is payable in the United Kingdom [on the issue of the [Securities] or the transfer of the [Securities] via [DTC]] or on the execution or, where appropriate, delivery of the [Underwriting Agreement, the Pricing Agreement, the Deposit Agreement, if any, and the Indenture];]

(e) [no United Kingdom value added tax will be payable by the Underwriters in respect of their underwriting commissions under the Underwriting Agreement;]

(ix) [the issue of the [Securities] by the Company will not contravene the prohibition contained in section 19 of the FSMA and Article 5 of the Financial Services and Markets Act 2000 (Regulated Activities) Order 2001 on the carrying on by a person who is neither an authorised person nor an exempt person of the regulated activity of accepting deposits in the United Kingdom;]

(x) [there is no required authorisation, approval or consent of, or registration or filing with, any government department or regulatory authority of or within England in relation to the issue of the [Securities] provided that none of the [Securities] has been or will be offered or sold to persons in the United Kingdom except in circumstances that will not result in an offer to the public in the United Kingdom contrary to section 85(1) of the FSMA.]

ANNEX VII

FORM OF OPINION OF PATTERSON BELKNAP WEBB & TYLER LLP,

COUNSEL FOR THE DEPOSITARY

(i) The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and, assuming it has been duly authorized, executed and delivered by the Company, the Deposit Agreement constitutes a valid and legally binding obligation of the Depositary, enforceable against the Depositary in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights generally and to general equity principles.

(ii) Upon due issuance by the Depositary of the ADRs representing the ADSs against deposit of Preference Shares in accordance with the Deposit Agreement, such ADRs will be duly and validly issued and persons in whose names such ADRs are registered will be entitled to the rights of registered holders of ADRs specified therein and in the Deposit Agreement.